Filed pursuant to 497(e)

File Nos. 002-80751 and 811-03618

BRIGHTHOUSE FUNDS TRUST II

SUPPLEMENT DATED SEPTEMBER 11, 2020

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2020, AS REVISED MAY 7, 2020, AS SUPPLEMENTED

MFS® TOTAL RETURN PORTFOLIO

It is expected that effective on or about June 30, 2021 Robert Persons will no longer serve as portfolio manager of the MFS® Total Return Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust II. Effective immediately, the following changes are made to the statement of additional information of the Portfolio.

In the section entitled “Appendix C – Portfolio Managers,” the information pertaining to the Portfolio is amended to reflect that it is expected that Robert Persons will no longer serve as portfolio manager of the Portfolio effective on or about June 30, 2021.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE